Derivative Instruments	12 Months Ended
Dec. 31, 2012
Derivative Instruments [Abstract]
Derivative Instruments
Derivative Instruments
Policies. The Partnership established comprehensive risk management policies and procedures to monitor and manage the market risks associated with commodity prices, counterparty credit, and interest rates. The General Partner is responsible for delegation of transaction authority levels, and the Audit and Risk Committee of the General Partner is responsible for the overall management of these risks, including monitoring exposure limits. The Audit and Risk Committee receives regular briefings on exposures and overall risk management in the context of market activities.
Commodity Price Risk. The Partnership is a net seller of NGLs, condensate and natural gas as a result of its gathering and processing operations. The prices of these commodities are impacted by changes in the supply and demand as well as market focus. Both the Partnership’s profitability and cash flow are affected by the inherent volatility of these commodities which could adversely affect its ability to make distributions to its unitholders. The Partnership manages this commodity price exposure through an integrated strategy that includes management of its contract portfolio, matching sales prices of commodities with purchases, optimization of its portfolio by monitoring basis and other price differentials in operating areas, and the use of derivative contracts. In some cases, the Partnership may not be able to match pricing terms or to cover its risk to price exposure with financial hedges, and it may be exposed to commodity price risk. Speculative positions with derivative contracts are prohibited under the Partnership’s policies.
The Partnership has swap contracts settled against NGLs (propane, butane, and natural gasoline), condensate and natural gas market prices. The Partnership also had put options settled against ethane, which expired in December 2012.
On January 1, 2012, the Partnership de-designated its swap contracts and began accounting for these contracts using the mark-to-market method of accounting. As of December 31, 2012, the Partnership had $3 million in net hedging losses related to these de-designated swaps in AOCI, the majority of which will be amortized to earnings over the next 12 months.
As of December 31, 2012, SUGS had outstanding receive-fixed natural gas price swaps with a total notional amount of 4,562,500 MMBtu for 2013. These natural gas price swaps are accounted for as cash flow hedges, with effective portion of changes in their fair value recorded to AOCI and reclassified into revenues in the same period which the forecasted natural gas sales impact earnings. As of April 30, 2013, in connection with the SUGS Acquisition, these outstanding hedges were terminated.
Interest Rate Risk. The Partnership is exposed to variable interest rate risk as a result of borrowings under its revolving credit facility. The Partnership's $250 million interest rate swaps expired in April 2012. As of December 31, 2012, the Partnership had $192 million of outstanding borrowings exposed to variable interest rate risk.
Credit Risk. The Partnership’s resale of NGLs, condensate, and natural gas exposes it to credit risk, as the margin on any sale is generally a very small percentage of the total sales price. Therefore, a credit loss can be very large relative to overall profitability on these transactions. The Partnership attempts to ensure that it issues credit only to creditworthy counterparties and that in appropriate circumstances any such extension of credit is backed by adequate collateral, such as a letter of credit or parental guarantee from a parent company with potentially better credit.
The Partnership is exposed to credit risk from its derivative counterparties. The Partnership does not require collateral from these counterparties. The Partnership deals primarily with financial institutions when entering into financial derivatives, and utilizes master netting agreements that allow for netting of swap contract receivables and payables in the event of default by either party. If the Partnership’s counterparties failed to perform under existing swap contracts, the Partnership’s maximum loss as of December 31, 2012 was $5 million, which would be reduced by $1 million due to the netting feature. The Partnership has elected to present assets and liabilities under master netting agreements gross on the condensed consolidated balance sheets.
Embedded Derivatives. The Series A Preferred Units contain embedded derivatives which are required to be bifurcated and accounted for separately, such as the holders’ conversion option and the Partnership’s call option. These embedded derivatives are accounted for using mark-to-market accounting. The Partnership does not expect the embedded derivatives to affect its cash flows.
The Partnership’s derivative assets and liabilities, including credit risk adjustments, for the years ended December 31, 2012 and 2011 are detailed below:

	Assets		Liabilities
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Derivatives designated as cash flow hedges
Current amounts
Commodity contracts	$—	$4	$5	$10
Total cash flow hedging instruments	—	4	5	10
Derivatives not designated as cash flow hedges
Current amounts
Commodity contracts	4	—	1	—
Interest rate contracts	—	—	—	1
Long-term amounts
Commodity contracts	1	—	—	—
Embedded derivatives in Series A Preferred Units	—	—	25	39
Total derivatives not designated as cash flow hedges	5	—	26	40
Total derivatives	$5	$4	$31	$50

The Partnership’s statement of operations for the years ended December 31, 2012, 2011 and 2010 was impacted by derivative instruments activities as detailed below:

		Successor			Predecessor
		Year Ended December 31, 2012	Year Ended December 31, 2011	Period from May 26, 2010 to December 31, 2010	Period from January 1, 2010 to May 25, 2010
		Change in Value Recognized in AOCI on Derivatives (Effective Portion)
Derivatives in cash flow hedging relationships:
Commodity derivatives		$(4)	$(13)	$(11)	$14
	Location of Gain/(Loss) Recognized in Income	Amount of Gain/(Loss) Reclassified from AOCI into Income (Effective Portion)
Derivatives in cash flow hedging relationships:
Commodity derivatives	Revenue	$6	$(19)	$—	$(5)
Interest rate swap derivatives	Interest expense	—	—	—	(1)
		$6	$(19)	$—	$(6)
	Location of Gain/(Loss) Recognized in Income	Amount of Gain/(Loss) Recognized in Income on Ineffective Portion
Derivatives in cash flow hedging relationships:
Commodity derivatives	Revenue	$—	$—	$—	$(1)

	Location of Gain/(Loss) Recognized in Income	Amount of Gain/(Loss) from De-designation Amortized from AOCI into Income
Derivatives not designated in a hedging relationship:
Commodity derivatives	Revenue	$(5)	$—	$—	$4
	Location of Gain/(Loss) Recognized in Income	Amount of Gain/(Loss) Recognized in Income on Derivatives
Derivatives not designated in a hedging relationship:
Commodity derivatives	Revenue	$16	$—	$(8)	$1
Interest rate swap derivatives	Interest expense	—	—	(4)	(1)
Embedded derivatives	Other income & deductions	14	18	(8)	(4)
		$30	$18	$(20)	$(4)